                                                                 EXHIBIT 10.23.1

                               FIRST AMENDMENT TO
                        CREDIT AGREEMENT AND FORBEARANCE


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND FORBEARANCE (this "Agreement") is entered into as of July 23, 1999 among The Maxim Group, Inc., a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower, as Guarantors, Bank of America, N.A. (formerly NationsBank, N.A.), as Administrative Agent (in such capacity, the "Administrative Agent") and the Lenders party thereto. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                                    RECITALS

         WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of May 18, 1999 (as amended, modified, supplemented, extended or restated from time to time, the "Credit Agreement");

         WHEREAS, the following Events of Default exist under the Credit Agreement (collectively, the "Acknowledged Events of Default"): (1) the Credit Parties have failed to furnish to the Administrative Agent and the Lenders the financial statements for fiscal year 1999 which are required by Section 7.1(a) of the Credit Agreement to be delivered to the Administrative Agent and the Lenders within 90 days after the close of such fiscal year; (2) the Credit Parties have failed to furnish to the Administrative Agent and the Lenders the financial statements as of April 30, 1999 which are required by Section 7.1(b)(i) of the Credit Agreement to be delivered to the Administrative Agent and the Lenders within 45 days of the close of the fiscal quarter ending April 30, 1999; (3) the Credit Parties have failed to furnish to the Administrative Agent and the Lenders the financial statements as of the end of May, 1999 which are required by Section 7.1(b)(ii) of the Credit Agreement to be delivered to the Administrative Agent and the Lenders within 30 days of the end of such calendar month; (4) an Executive Officer of the Borrower has failed to deliver to the Administrative Agent and the Lenders the officer's certificates required by Section 7.1(c) of the Credit Agreement which are to be delivered with the financial statements referenced in subclauses (1) and (2) above; (5) the Credit Parties have failed to furnish to the Administrative Agent and the Lenders a certificate of the accountants conducting the annual audit of the financial statements referenced in subclause (1) above which are required by 7.1(f) of the Credit Agreement to be delivered within 90 days after the close of fiscal year 1999; (6) the field examination with respect to the Borrower's accounts receivable and inventory failed to demonstrate that the margined value of the Borrower's accounts receivable and inventory, together with the value attributed to the Executive Buildings and the amount of cash in the Cash Collateral Account totaled at least $112,500,000 as required by Section 7.15(b) of the Credit Agreement; (7) the Borrower has failed to deliver landlord consents satisfactory to the Administrative Agent within 30 days of the Closing Date as required by
Section 7.15(d)(vii) of the Credit Agreement; (8) the Borrower has failed to deliver to the Administrative Agent the real estate documentation with respect to the Executive Buildings required by Section 7.15(e) of the Credit Agreement within 30 days of the Closing Date as required by Section 7.15(e) of the

Credit Agreement; and (9) each Credit Party changed its fiscal year after the Closing Date in violation of Section 8.10 of the Credit Agreement.

         WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders waive the Acknowledged Events of Default, and the Administrative Agent and the Lenders have refused that request;

         WHEREAS, the Borrower has now asked the Administrative Agent and the Lenders to forbear from exercising their rights and remedies arising from the Acknowledged Events of Default until September 24, 1999 (the "Forbearance Termination Date") and to continue to make available to the Borrower the Loans provided under the Credit Agreement; and

         WHEREAS, the Administrative Agent and the Lenders are, upon and subject to the terms and conditions specified in this Agreement, willing to forbear from exercising their rights and remedies arising from the Acknowledged Events of Default until the Forbearance Termination Date and to continue to make available to the Borrower the Loans.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. REAFFIRMATION OF EXISTING DEBT. The Credit Parties acknowledge and confirm that (a) the Borrower's obligation to repay the outstanding principal amount of the Loans and reimburse the Issuing Lender for any drawing on a Letter of Credit is unconditional and not subject to any offsets, defenses or counterclaims, (b) the Administrative Agent, on behalf of the Lenders, has a valid and enforceable first priority perfected security interest in the Collateral, (c) the Administrative Agent and the Lenders have performed fully all of their respective obligations under the Credit Agreement and the other Credit Documents, and (d) by entering into this Agreement, the Administrative Agent and the Lenders do not waive or release any term or condition of the Credit Agreement or any of the other Credit Documents or any of their rights or remedies under such Credit Documents or applicable law or any of the obligations of any Credit Party thereunder.

         2. AGREEMENT TO FORBEAR. Subject to the other terms and conditions of this Agreement, the Administrative Agent and the Lenders agree to forbear exercising their rights and remedies arising exclusively as a result of the Acknowledged Events of Default until the Forbearance Termination Date; PROVIDED, HOWEVER, that the Administrative Agent and the Lenders shall be free to exercise any or all of their rights and remedies arising on account of the Acknowledged Events of Default at any time after the occurrence of a Forbearance Default (defined below).

         3. FORBEARANCE DEFAULTS. Nothing set forth herein or contemplated hereby is intended to constitute an agreement by the Administrative Agent or the Lenders to forbear the exercise of any of the rights and remedies available to the Administrative Agent and/or the Lenders under the Credit Agreement and the other Credit Documents (all of which rights and remedies are hereby expressly reserved by the Administrative and the Lenders) upon and after the occurrence of a Forbearance Default. For purposes hereof, the term "Forbearance Default" shall mean the existence or occurrence of any or all of the following:
(a) any Default or Event of Default under the Credit Agreement or any other Credit Document other than the Acknowledged Events of Default, (b) a breach by the Credit Parties of any term of this Agreement, (c) any Person shall commence any suit or other legal proceeding against any Credit Party or any of its assets to enforce any obligations for Indebtedness of any Credit Party to such Person or (d) the acceleration of the Subordinated Debt prior to its stated maturity. The Administrative Agent and the Lenders shall be free to exercise any or all of their rights and remedies arising on account of any Default or Event of Default under the Credit Agreement or any other Credit Document upon the earlier of (x) the occurrence of a Forbearance Default and (y) the Forbearance Termination Date. This Agreement is a Credit Document. Furthermore, notwithstanding any term to the contrary contained in the Credit Agreement or any other Credit Document, if the Subordinated Debt is accelerated prior to its stated maturity, (i) the Administrative Agent and the Lenders shall be free to exercise any or all of their rights and remedies under the Credit Agreement (including, without limitation, all rights contained in Section 9.2 of the Credit Agreement) or any other Credit Document and (ii) the Lenders shall not be required to make any Loans to the Borrower.

         4. NEW DEFINITION. The following definition is hereby added to Section
1.1 of the Credit Agreement and shall read as follows:

         "SHAW INDEBTEDNESS" means the unsecured indebtedness in the amount of $11,927,000 evidenced by the Shaw Promissory Note.

         5. AMENDED DEFINITION. The pricing grid in the definition of "Applicable Percentage" set forth in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

------------- ------------------------------------- ----------------- ---------------- ----------------- -----------------
                                                       Applicable                          Applicable       Applicable
                             Fixed Charge            Percentage for      Applicable      Percentage for    Percentage for
  Pricing                      Coverage             Eurodollar Loans   Percentage for    Standby Letter   Trade Letter of
   Level                       Ratio                 Base Rate Loans   of Credit Fees     Credit Fees      Commitment Fees
------------- ------------------------------------- ----------------- ---------------- ----------------- -----------------
------------- ------------------------------------- ----------------- ---------------- ----------------- -----------------
     I         GREATER THAN OR EQUAL TO 2.00 to 1.0        1.25%             0.0%             1.25%             0.625%
------------- ------------------------------------- ----------------- ---------------- ----------------- -----------------
------------- ------------------------------------- ----------------- ---------------- ----------------- -----------------
     II        GREATER THAN OR EQUAL TO 1.75 to 1.0       1.625%            0.0%             1.625%            0.625%
                    but
               LESS THAN 2.00 to 1.0
------------- ------------------------------------- ----------------- ---------------- ----------------- -----------------
------------- ------------------------------------- ----------------- ---------------- ----------------- -----------------
    III        GREATER THAN OR EQUAL TO 1.50 to 1.0        2.00%             0.25%            2.00%             0.625%
                    but
               LESS THAN 1.75 to 1.0
------------- ------------------------------------- ----------------- ---------------- ----------------- -----------------
------------- ------------------------------------- ----------------- ---------------- ----------------- -----------------
     IV        GREATER THAN OR EQUAL TO 1.30 to 1.0        2.25%             0.50%            2.25%             0.625%
                    but
               LESS THAN 1.50 to 1.0
------------- ------------------------------------- ----------------- ---------------- ----------------- -----------------
------------- ------------------------------------- ----------------- ---------------- ----------------- -----------------
     V         LESS THAN 1.30 to 1.0                       2.50%             0.50%            2.50%             0.625%
------------- ------------------------------------- ----------------- ---------------- ----------------- -----------------



-------------  ------------------

                   Applicable
                 Percentage for
  Pricing          Commitment
   Level              Fees
-------------  ------------------
-------------  ------------------
     I                0.250%
-------------  ------------------
-------------  ------------------
     II              0.300%


-------------  ------------------
-------------  ------------------
    III               0.375%


-------------  ------------------
-------------  ------------------
     IV               0.450%


-------------  ------------------
-------------  ------------------
     V                0.500%
-------------  ------------------

         6. REVOLVING LOAN COMMITMENT. The two provisos in Section 2.1(a) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

         PROVIDED, HOWEVER, that (i) the sum of the aggregate amount of Revolving Loans outstanding plus the aggregate amount of LOC Obligations outstanding plus the aggregate amount of Synthetic Lease Obligations outstanding shall not exceed (A) the lesser of (x) the Revolving Committed Amount and (y) the Borrowing Base Assets and (B) until such time as the Indenture Default is cured or an Acceleration Event occurs, $22,500,000; PROVIDED, FURTHER, HOWEVER, that if an Acceleration Event occurs, the sum of the aggregate amount of Revolving Loans outstanding plus the aggregate amount of LOC Obligations outstanding plus the aggregate amount of Synthetic Lease Obligations outstanding may only exceed $22,500,000 if such excess amount is used to retire the Securities and (ii) with respect to each individual Lender, the Lender's pro rata share of outstanding Revolving Loans plus such Lender's pro rata share of outstanding LOC Obligations plus such Lender's pro rata share of the aggregate amount of the outstanding Synthetic Lease Obligations shall not exceed such Lender's Revolving Loan Commitment Percentage of the Revolving Committed Amount.

         7. PREPAYMENT OF INDEBTEDNESS. A subsection (c) is hereby added at the end of Section 8.15 of the Credit Agreement and shall read as follows:

                  (c) notwithstanding any term to the contrary contained herein,
         (i) make or offer to make any payments with respect to the Shaw Indebtedness without the prior written consent of the Administrative Agent, (ii) redeem or offer to redeem any of the Shaw Indebtedness without the prior written consent of the Administrative Agent or (iii) deposit any funds intended to discharge the Shaw Indebtedness without the prior written consent of the Administrative Agent.

         8. SHAW INDEBTEDNESS. The following sentence is hereby added to the Credit Agreement after subsection (c) of Section 8.15 of the Credit Agreement and shall read as follows:

         The Shaw Indebtedness may not be amended or modified in any manner without the prior written consent of the Administrative Agent.

         9. RELEASE. The Credit Parties hereby release the Administrative Agent, the Lenders, and the Administrative Agent's and the Lenders' respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

         10. CONDITIONS PRECEDENT. The effectiveness of this Agreement is subject to the satisfaction of each of the following conditions:

                  (a) The Administrative Agent shall have received original duly executed counterparts of this Agreement duly executed by the Credit Parties, the Administrative Agent and the Lenders.

                  (b) The Borrower shall have delivered to the Administrative Agent an opinion of counsel to the Credit Parties in form and substance satisfactory to the Administrative Agent as to the due authorization, execution, delivery and enforceability of this Agreement.

                  (c) The Borrower shall have delivered to the Administrative Agent, with respect to the Real Property on which each of the Executive Buildings is located, (i) a deed to secure debt and security agreement executed by the Borrower in favor of the Administrative Agent, in form and substance satisfactory to the Administrative Agent, (ii) duly executed UCC fixture financing statements for each appropriate jurisdiction as is necessary, in the Administrative Agent's sole discretion, to perfect the Administrative Agent's security interest in the Collateral described therein, (iii) an opinion of counsel to the Borrower in form and substance satisfactory to the Administrative Agent, (iv) a mortgagee title policy, in form and substance satisfactory to the Administrative Agent, together with such title endorsements as the Administrative Agent may require, (v) an appraisal from a qualified appraiser satisfactory to the Administrative Agent,
         (vi) an environmental site assessment from an environmental consultant satisfactory to the Administrative Agent, (viii) an ALTA survey, in form and substance satisfactory to the Administrative Agent and (ix) such other real estate collateral documentation as the Administrative Agent may require.

                  (d) The Administrative Agent shall have received such other documents and information as it deems reasonably necessary.

         11.      MISCELLANEOUS.

                  (a) The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Agreement. Except as herein specifically agreed, the Credit Agreement, and the obligations of the Credit Parties thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

                  (b) The Credit Parties hereby represent and warrant as follows:

                           (i) Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

                           (ii) This Agreement has been duly executed and delivered by each Credit Party and constitutes each such Credit Party's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity

         (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                           (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Agreement.

                  (c) The Credit Parties hereby represent and warrant to the Lenders that (i) the representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof and (ii) other than the Acknowledged Events of Default no unwaived event has occurred and is continuing which constitutes a Default or an Event of Default.

                  (d) The Guarantors (i) acknowledge and consent to all of the terms and conditions of this Agreement, (ii) affirm all of their obligations under the Credit Documents and (iii) agree that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

                  (e) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

                  (f) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

                  [remainder of page intentionally left blank]

         Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                 THE MAXIM GROUP, INC., a Delaware
                          corporation

                          By:  /s/ Thomas P. Leahey
                             --------------------------------
                          Name:   Thomas P. Leahey
                               ------------------------------
                          Title: EVP Finance
                               ------------------------------

GUARANTORS:               CARPETMAX, L.P., a Georgia limited partnership

                          By:  The Maxim Group, Inc. as its sole general partner


                          By:  /s/ Thomas P. Leahey
                              ------------------------------------------
                          Name:   Thomas P. Leahey
                                ----------------------------------------
                          Title:   EVP Finance
                                 ---------------------------------------

                              [SIGNATURES CONTINUE]

                            BAILEY & ROBERTS CARPETMAX OF TENNESSEE,
                            INC., a Tennessee corporation
                            C & S TEXTILES, INC., an Idaho corporation
                            CARPETMAX OF UTAH, INC., a Utah corporation
                            CARPETMAX RETAIL STORES, INC., a Delaware corporation
                            CARPETSPLUS OF AMERICA, INC., a Georgia
                            corporation
                            GCO, INC., a Nevada corporation
                            GCO CARPET OUTLET, INC., an Alabama corporation INVESTOR MANAGEMENT, INC., an Alabama corporation
                            MAXIM EQUIPMENT LEASING COMPANY, INC., a
                            Georgia corporation
                            MAXIM RETAIL GROUP, INC., a Georgia corporation MAXIM RETAIL STORES, INC., a Georgia corporation TRI-R OF ORLANDO, INC., a Georgia corporation COLORADO CARPET & RUGS, INC., a Colorado corporation
                            MANASOTA CARPET, INC., a Florida corporation
                            WADSWORTH & OWENS DECORATING CENTER,
                            INC., a Florida corporation

                            By:     /s/ Thomas P. Leahey
                                  ----------------------------------------
                            Name:   Thomas P. Leahey
                                  ----------------------------------------
                            Title:    EVP Finance of each of the foregoing
                            Guarantors


                            BANK OF AMERICA, N.A., individually in its capacity as a Lender, in its capacity as Administrative Agent and in its capacity as Issuing Lender

                            By:       /s/ David H. Dinkins
                                   ---------------------------------------

                            Name:      David H. Dinkins
                                   ---------------------------------------
                            Title:     Vice President
                                   ---------------------------------------